Impairment loss (reversal)	12 Months Ended
Dec. 31, 2022
Impairment Reversal [Abstract]
Impairment loss (reversal)	Impairment loss (reversal)
Impairment loss
Kemess Project
The Company owns 100% interest in the Kemess Project which is an advanced exploration property. In 2022, the Company incurred only care and maintenance expenses at the Kemess Project and no exploration or evaluation activities took place. In the fourth quarter of 2022, in connection with the annual budget update process as well as the periodic assessment of the Company’s CGUs, the Company identified the Kemess Project as non-core and no further expenditures or evaluation studies were planned for the project in 2023 or in the near future as the Company prioritizes advancement of its other projects. The Company identified this as an indicator of impairment that suggested that the carrying amount of the Kemess Project may exceed its recoverable amount and an impairment test was performed as at December 31, 2022.
The estimated recoverable amount of the Kemess Project CGU as at December 31, 2022 was determined on the basis of fair value less cost of disposal (“FVLCD”) and calculated using a combination of (1) market approach and a value per in-situ gold equivalent ounce metric by reference to comparable public companies applied to existing reserves and resources and (2) valuation of the capital equipment at site. The Company applied a range of $12.10 to $22.40 per in-situ gold equivalent ounce to determine the value of gold and silver mineral reserves and resources and a range of $4.00 to $6.60 per in-situ gold equivalent ounce to determine the value of copper mineral reserves and resources. The valuation of the capital equipment on site estimated the value of the equipment on site based on its age, condition, and other factors.
As the Kemess Project’s carrying amount exceeded its estimated FVLCD, an impairment loss of $145.9 million ($138.2 million, net of tax) was recognized in the impairment loss (reversal) line item in the consolidated statements of loss and reflected in the "Corporate and other” category in the Company’s segments (note 28). The approach to determine FVLCD uses significant unobservable inputs and is therefore considered Level 3 fair value measurement under the fair value hierarchy.
Öksüt Mine
In the third quarter of 2022, the Company identified an indicator of impairment in connection with the decision to suspend leaching activities at the Öksüt Mine in August 2022 and the requirement to obtain an amended Environment Impact Assessment prior to a full restart of operations. As a result, the Company performed an impairment test on its Öksüt Mine during the third quarter of 2022 and concluded that no impairment was required. No incremental indicators of impairment were identified in the fourth quarter of 2022.
Impairment reversal
Mount Milligan Mine
In the third quarter of 2019, the Company recognized an impairment loss of $230.5 million, of which $16.1 million was allocated to reduce goodwill to nil and $214.4 million allocated to other long-lived assets.
In the fourth quarter of 2021, in connection with the annual budget update program as well as periodic assessment of CGUs, the Company identified improved and sustainable performance, increased expectation of resource to reserve conversion and increased long-term gold and copper prices to be indicators to test the Mount Milligan Mine for impairment reversal. In 2021, the Mount Milligan Mine achieved substantially improved operating performance that is expected to be sustained in the future. In addition, in 2021, the Company undertook a significant exploration campaign at the Mount Milligan Mine, which in combination with the lower cost structure of the mine, has increased the Company’s resource to reserve conversion rate expectation for the mine. The Company also observed increased long-term gold and copper price expectation over an extended period of time. As a result of the indicators identified for the Mount Milligan Mine CGU, the Company completed an impairment reversal test in the fourth quarter of 2021.
The estimated recoverable amount of the Mount Milligan mine CGU as at December 31, 2021 was determined on the basis of FVLCD and calculated by discounting the estimated future net cash flows over the estimated life of the mine. Calculating the FVLCD required management to make estimates and assumptions with respect to future production levels and operating and capital costs in the life of mine plans, future metal prices, foreign exchange rates, discount rate and estimates of the fair value attributable to mineralization in excess of life of mine plans. Changes in any of the assumptions or estimates used in determining the fair values could have impacted the impairment reversal analysis and its conclusions. The key assumptions used in the impairment test for Mount Milligan Mine are summarized in the table below:

2021
Gold price per oz - long-term	$1,550
Copper price per lb - long-term	$3.50
Foreign exchange rates - long-term (US$: C$)	1.28
Discount rate	6.0%
As the Mount Milligan Mine CGU’s estimated recoverable amount exceeded the previous carrying amount less amortization that would have been recognized had the assets not been impaired, an impairment reversal of $160.0 million ($117.3 million, net of tax) was recognized in the impairment reversal line item in the consolidated statements of loss. This impairment reversal represents the full reversal of the prior impairment allocated to long-lived assets, as adjusted for amortization. The discounted cash flow approach uses significant unobservable inputs and is therefore considered Level 3 fair value measurement under the fair value hierarchy.
Key assumptions
The determination of the recoverable amount with Level 3 input of the fair value hierarchy, includes the following key applicable assumptions:

•Value per gold equivalent ounce estimates were determined based on comparable gold and copper public companies;
•Gold and copper price estimates were determined using forecasts of future prices prepared by industry analysts, which were available as at or close to the valuation date;
•Foreign exchange rate estimates are based on the outlook of industry analysts;
•Estimated production levels, and future operating and capital costs are based on detailed life of mine plans and also take into account the Company’s expected development plans. The production levels used were consistent with the reserves volumes developed as part of the Company’s process for the estimation of mineral reserves and resources;
•Estimates of the fair value attributable to mineralization in excess of life of mine plans are based on various assumptions, including determination of the appropriate valuation method for mineralization, ascribing anticipated economics to mineralization in cases where only limited or no comprehensive economic study has been completed and a value per ounce applied to such mineralization. The resources used were consistent with the resource volumes approved as part of the Company’s process for the estimation of mineral reserves and resources;
•A real after-tax discount rate was based on the Company’s estimated real weighted-average cost of capital, of which the two main components are the cost of equity and the after-tax cost of debt. The discount rate was adjusted for the specific risks associated with the Mount Milligan Mine;
•Value attributed to categories of capital equipment was determined based on its physical condition and certain characteristics, prevailing secondary market prices and estimated selling and transportation costs.